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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 6, 2002


                                 PARTNERRE LTD.
                            (Exact Name of Registrant
                           as Specified in Its Charter)


                                     Bermuda
                 (State or Other Jurisdiction of Incorporation)

                 0-2253                                Not Applicable
        (Commission File Number)              (IRS Employer Identification No.)

    Chesney House, 96 Pitts Bay Road
           Pembroke, Bermuda                                HM 08
(Address of Principal Executive Offices)                 (Zip Code)

                                 (441) 292-0888
              (Registrant's Telephone Number, Including Area Code)


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Item 9.  Regulation FD Disclosure.

     On November 6, 2002, PartnerRe Ltd. (the "Company") filed its form 10-Q for the quarter ended September 30, 2002, which was accompanied by certification from the Chief Executive Officer, Patrick A. Thiele, and from the Chief Financial Officer, Albert A. Benchimol, of the Company pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. ss. 1350(a) and
(b)). A copy of the certifications are included as Exhibit 99.1 to this filing.

     The information in this Current Report on Form 8-K, including the Exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PartnerRe Ltd. (Registrant)


Date:  November 6, 2002                 By:      /s/ Christine Patton
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                                             Name:   Christine Patton
                                             Title:  General Counsel




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